As filed with the Securities and Exchange Commission on March 30, 1998
                                                    1933 Act File No. 2-14677
                                                    1940 Act File No. 811-859


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 65


                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 26


                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
             Stephen E. Cavan, Massachusetts Financial Services Co.,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box):


      |X| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
      |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
      |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


      If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

==============================================================================

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

                              Cross Reference Sheet

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


                                                       STATEMENT OF
   ITEM NUMBER                                          ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION         INFORMATION CAPTION

      1   (a), (b)      Front Cover Page                    *

      2   (a)           Expense Summary                     *

          (b), (c)            *                             *

      3   (a)           Condensed Financial                 *
                        Information

          (b)                 *                             *

          (c)           Information Concerning              *
                        Shares of the Fund -
                        Performance Information

          (d)           Condensed Financial                 *
                        Information

      4   (a)           Front Cover Page; The               *
                        Fund; Investment Objective
                        and Policies; Certain Securities
                        and Investment Techniques

          (b)           Investment Objective and            *
                        Policies; Certain Securities
                        and Investment Techniques;
                        Additional Risk Factors

                                                             STATEMENT OF
   ITEM NUMBER                                                ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION               INFORMATION CAPTION

          (c)           Investment Objective and                  *
                        Policies; Certain Securities
                        and Investment Techniques;
                        Additional Risk Factors

      5   (a)           The Fund; Management of                   *
                        the Fund - Investment
                        Adviser

          (b)           Front Cover Page;                         *
                        Management of the Fund -
                        Investment Adviser; Back
                        Cover Page

          (c)           Management of the Fund -                  *
                        Investment Adviser

          (d)           Management of the Fund -                  *
                        Administrator

          (e)           Management of the Fund -                  *
                        Shareholder Servicing Agent;
                        Back Cover Page

          (f)           Condensed Financial Information;          *
                        Expense Summary

          (g)           Additional Risk Factors -                 *
                        Portfolio Trading

      5A  (a)                       **                            **

          (b)                       **                            **

          (c)                       **                            **

                                                             STATEMENT OF
   ITEM NUMBER                                                ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION               INFORMATION CAPTION

      6   (a)           Information Concerning Shares             *
                        of the Fund - Description of
                        Shares, Voting Rights and
                        Liabilities; Information
                        Concerning Shares of the Fund
                        - Redemptions and Repurchases;
                        Information Concerning Shares
                        of the Fund - Purchases;
                        Information Concerning Shares
                        of the Fund - Exchanges

          (b),(c),(d)               *                             *

          (e)           Shareholder Services                      *

          (f)           Information Concerning                    *
                        Shares of the Fund -
                        Distributions; Shareholder
                        Services - Distribution Options

          (g)           Information Concerning                    *
                        Shares of the Fund - Tax
                        Status; Information
                        Concerning Shares of the
                        Fund - Distributions

          (h)           The Fund                                  *

      7   (a)           Front Cover Page; Management              *
                        of the Fund - Distributor; Back
                        Cover Page

          (b)           Information Concerning                    *
                        Shares of the Fund - Purchases;
                        Information Concerning
                        Shares of the Fund - Net
                        Asset Value

                                                            STATEMENT OF
   ITEM NUMBER                                               ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION              INFORMATION CAPTION

          (c)           Information Concerning                    *
                        Shares of the Fund - Purchases;
                        Shareholder Services;
                        Information Concerning
                        Shares of the Fund - Exchanges

          (d)           Front Cover Page; Information             *
                        Concerning Shares of the Fund -
                        Purchases; Shareholder Services

          (e)           Information Concerning                    *
                        Shares of the Fund -
                        Distribution Plan; Expense
                        Summary

          (f)           Information Concerning                    *
                        Shares of the Fund -
                        Distribution Plan

          (g)           Expense Summary;                          *
                        Information Concerning
                        Shares of the Fund -
                        Purchases; Information
                        Concerning Shares of the
                        Fund - Exchanges;
                        Information Concerning
                        Shares of the Fund -
                        Redemptions and Repurchases;
                        Information Concerning
                        Shares of the Fund -
                        Distribution Plan; Information
                        Concerning Shares of the Fund -
                        Distributions; Information
                        Concerning Shares of the
                        Fund - Performance
                        Information; Shareholder
                        Services

                                                             STATEMENT OF
   ITEM NUMBER                                                ADDITIONAL
FORM N-1A, PART A       PROSPECTUS CAPTION               INFORMATION CAPTION

      8   (a)           Information Concerning                    *
                        Shares of the Fund - Redemptions
                        and Repurchases; Information
                        Concerning Shares of the Fund -
                        Purchases; Shareholder Services

          (b)           Information Concerning                    *
                        Shares of the Fund - Redemptions
                        and Repurchases

          (c)           Information Concerning                    *
                        Shares of the Fund - Redemptions
                        and Repurchases

          (d)           Information Concerning                    *
                        Shares of the Fund - Redemptions
                        and Repurchases

      9                             *                             *

                                                         STATEMENT OF
  ITEM NUMBER                                          ADDITIONAL
FORM N-1A, PART B       PROSPECTUS CAPTION            INFORMATION CAPTION

      10  (a),(b)             *                       Front Cover Page

      11                      *                       Front Cover Page

      12                The Fund                      Definitions

      13  (a),(b),(c)         *                       Investment Objective,
                                                      Policies and Restrictions;
                                                      Certain Securities and
                                                      Investment Techniques;
                                                      Investment Restrictions

          (d)                 *                             *

      14  (a),(b),(c)         *                       Management of the Fund -
                                                      Trustees and Officers;
                                                      Trustee Compensation
                                                      Table

      15  (a)                 *                             *

          (b),(c)             *                       Management of the Fund -
                                                      Trustees and Officers

      16  (a)           Management of the Fund -      Management of the Fund -
                        Investment Adviser            Investment Adviser;
                                                      Management of the Fund -
                                                      Trustees and Officers

          (b)           Management of the Fund -      Management of the Fund -
                        Investment Adviser            Investment Adviser

          (c)                 *                             *

          (d)                 *                       Management of the Fund -
                                                      Administrator

          (e)                 *                       Portfolio Transactions and
                                                      Brokerage Commissions

                                                         STATEMENT OF
  ITEM NUMBER                                             ADDITIONAL
FORM N-1A, PART B       PROSPECTUS CAPTION            INFORMATION CAPTION

          (f)           Information Concerning        Distribution Plan
                        Shares of the Fund -
                        Distribution Plan

          (g)                 *                                 *

          (h)                 *                       Management of the Fund -
                                                      Custodian; Independent
                                                      Auditors and Financial
                                                      Statements; Back Cover
                                                      Page

          (i)                 *                       Management of the Fund -
                                                      Shareholder Servicing
                                                      Agent

      17  (a),(c),            *                       Portfolio Transactions and
          (d),(e)                                     Brokerage Commissions

          (b)                 *                                   *

      18  (a)           Information Concerning        Description of Shares
                        Shares of the Fund -          Voting Rights and
                        Description of                Liabilities
                        Shares, Voting Rights and
                        Liabilities

          (b)                 *                                   *

      19  (a)           Information Concerning        Shareholder Services
                        Shares of the Fund -
                        Purchases; Shareholder
                        Services

          (b)           Information Concerning        Management of the Fund -
                        Shares of the Fund - Net      Distributor; Determination
                        Asset Value; Information      of Net Asset Value and
                        Concerning Shares of the      Performance - Net Asset
                        Fund - Purchases              Value

                                                          STATEMENT OF
     ITEM NUMBER                                           ADDITIONAL
FORM N-1A, PART B       PROSPECTUS CAPTION             INFORMATION CAPTION

          (c)           Information Concerning                   *
                        Shares of the Fund -
                        Redemptions; Repurchases

      20                            *                  Tax Status

      21  (a)                       *                  Management of the Fund -
                                                       Distributor; Distribution
                                                       Plan

          (b)                       *                  Management of the Fund -
                                                       Distributor; Distribution
                                                       Plan

          (c)                       *                            *

      22  (a)                       *                            *

          (b)                       *                  Determination of Net
                                                       Asset Value and
                                                       Performance; Appendix A

      23                            *                  Independent Auditors
                                                       and Financial Statements

=======================
*    Not Applicable
**   Contained in Annual Report

                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND


                 Supplement to the April 1, 1998 Prospectus and
                       Statement of Additional Information

      The following information should be read in conjunction with the Fund's Prospectus and Statement of Additional Information ("SAI"), dated April 1, 1998, and contains a description of Class I shares.


      Class I shares are available for purchase only by certain investors as described under the caption "Eligible Purchasers" below.

EXPENSE SUMMARY

Shareholder Transaction Expenses:                                                  Class I
                                                                                   -------
  Maximum Initial Sales Charge Imposed on Purchases of Fund
   Shares (as a percentage of offering price) ..................................    None
  Maximum Contingent Deferred Sales Charge (as a percentage
   of original purchase price or redemption proceeds, as applicable) ...........    None


Annual Operating Expenses of the Fund (as a percentage of average net assets):
  Management Fees...............................................................    0.28%
  Rule 12b-1 Fees...............................................................    None
  Other Expenses(1).............................................................    0.21%
                                                                                    ----
  Total Operating Expenses......................................................    0.49%


----------
(1) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               Example of Expenses

      An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

                  Period                            Class I
                  ------                            -------


                  1 year..........................    $ 5
                  3 years.........................     16
                  5 years.........................     27
                  10 years........................     62


      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

CONDENSED FINANCIAL INFORMATION

      The following information should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders, which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

                              Financial Highlights

                                                               Period Ended
                                                             November 30, 1997*

                                                                   Class I
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $9.86
Income from investment operations# -
   Net investment income                                            $0.03
   Net realized and unrealized gain on investments and
     foreign currency transactions                                   4.82
      Total from investment operations                              $4.85
Net asset value - end of period                                    $14.71
Total return                                                        49.19%***
Ratios (to average net assets)/Supplemental data:
   Expenses##                                                        0.49%**
   Net investment income                                             0.22%**
Portfolio turnover                                                     93%
Net assets at end of period (000 omitted)                         $12,482
Average commission rate                                           $0.0609

----------
* For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
**    Annualized
***   Not Annualized
#     Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.


ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND


   Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

      Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C and Class I shares do not convert to any other class of shares of the Fund.



OTHER INFORMATION


      Eligible Purchasers, as defined above, may exchange Class I shares of the Fund for Class I shares of any other Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                  The date of this Supplement is April 1, 1998

                                                                     Prospectus

 Massachusetts Investors Growth Stock Fund

  APRIL 1, 1998

                      Class A Shares of Beneficial Interest
                      Class B Shares of Beneficial Interest
                      Class C Shares of Beneficial Interest
--------------------------------------------------------------------------------
The investment objective of Massachusetts Investors Growth Stock Fund (the "Fund") is to provide long-term growth of capital and future income rather than current income (see "Investment Objective and Policies"). The minimum initial investment is generally $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


Investment products are not insured by the FDIC or any other government agency, and are not deposits or other obligations of, or guaranteed by, any financial institution. Shares of mutual funds are subject to investment risk, including possible loss of the principal amount invested, and will fluctuate in value. You may receive more or less than you paid when you redeem your shares.

This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. See page 37 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


            Investors should read this Prospectus and retain it for
                               future reference.

                               Table of Contents

                                                                         Page
1. Expense Summary ....................................................   3
2. Condensed Financial Information ....................................   4
3. The Fund ...........................................................   9
4. Investment Objective and Policies ..................................   9
5. Certain Securities and Investment Techniques .......................  10
6. Additional Risk Factors ............................................  15
7. Management of the Fund .............................................  17
8. Information Concerning Shares of the Fund ..........................  18
        Purchases .....................................................  18
        Exchanges .....................................................  25
        Redemptions and Repurchases ...................................  26
        Distribution Plan .............................................  29
        Distributions .................................................  32
        Tax Status ....................................................  32
        Net Asset Value ...............................................  33
        Description of Shares, Voting Rights and Liabilities ..........  33
        Performance Information .......................................  34
9. Shareholder Services ...............................................  34
   Appendix A ........................................................  A-1

1. EXPENSE SUMMARY

Shareholder Transaction Expenses:
                                                                                 Class A          Class B         Class C
                                                                           ------------------ --------------- ---------------
   Maximum Initial Sales Charge Imposed on
     Purchases of Fund Shares (as a
     percentage of offering price) .......................................      5.75%               0.00%           0.00%
   Maximum Contingent Deferred Sales
     Charge (as a percentage of original
     purchase price or redemption proceeds,
     as applicable) ......................................................  See Below(1)            4.00%           1.00%

   Annual Operating Expenses (as a percentage of average net assets):
   Management Fees .......................................................      0.28%               0.28%           0.28%
   Rule 12b-1 Fees .......................................................      0.32%(2)            1.00%(3)        1.00%(3)
   Other Expenses(4) .....................................................      0.21%               0.21%           0.21%
                                                                                --------            -------         -------
   Total Operating Expenses ..............................................      0.81%               1.49%           1.49%


--------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under this plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund--Distribution Plan" below.
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                              Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


Period                     Class A              Class B                  Class C
-----------------------   ---------   ---------------------------   ------------------
                                                             (1)                  (1)
     1 year ...........      $ 65       $   55         $   15        $25       $15
     3 years ..........        82           77             47         47        47
     5 years ..........       100          101             81
     10 Years .........       152          159(2)         159(2)


--------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections of this Prospectus: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases";
(iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

2.  CONDENSED FINANCIAL INFORMATION

The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             Financial Highlights
                      Class A, Class B and Class C Shares

                                                                      Class A Shares
                                                                      --------------
                                                                  Year Ended November 30,
                                                                  -----------------------
                                                  1997            1996            1995            1994
                                                  ----            ----            ----            ----
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ....   $     13.44     $     12.51     $     10.48     $     12.97
                                              -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income (loss) ............   $      0.01     $     (0.01)    $     (0.01)    $     (0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ...........................          4.33            2.55            3.12           (0.49)
                                              -----------     -----------     -----------     -----------
    Total from investment operations ......   $      4.34     $      2.54     $      3.11     $     (0.50)
                                              -----------     -----------     -----------     -----------
Less distributions declared to shareholders
  from net realized gain on investments
  and foreign currency transactions .......   $     (3.10)    $     (1.61)    $     (1.08)    $     (1.99)
                                              -----------     -----------     -----------     -----------
Net asset value -- end of period ..........   $     14.68     $     13.44     $     12.51     $     10.48
                                              ===========     ===========     ===========     ===========
Total return++ ............................         42.91%          23.87%          32.91%          (5.00)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ..............................          0.71%           0.72%           0.73%           0.72%
  Net investment income (loss) ............          0.05%          (0.05)%         (0.08)%         (0.06)%
Portfolio turnover ........................            93%            107%             46%             56%
Average commission rate### ................   $    0.0609     $    0.0611     $        --     $        --
Net assets at end of period (000,000
  omitted) ................................   $     1,773     $     1,341     $     1,180     $       977


--------------
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                                       Class A -- continued
                                                                       --------------------
                                                                     Year Ended November 30,
                                                                     -----------------------
                                                     1993          1992          1991          1990          1989         1988
                                                     ----          ----          ----          ----          ----         -----
Per share data (for a share
  outstanding throughout each
  period):
Net asset value -- beginning of
  period .......................................   $   12.15     $   10.87     $    8.48     $   10.70     $    8.39     $    9.05
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Income from investment
  operations# --
 Net investment income (loss) ..................   $   (0.01)    $   (0.03)    $    0.01     $    0.05     $    0.09     $    0.12
 Net realized and unrealized gain
   (loss) on investments and
    foreign currency transactions ..............        1.55          2.07          2.93         (1.02)         3.14          0.64
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total from investment
      operations ...............................   $    1.54     $    2.04     $    2.94     $   (0.97)    $    3.23     $    0.76
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Less distributions declared to
  shareholders --
 From net investment income ....................   $      --     $      --     $   (0.03)    $   (0.05)    $   (0.08)    $   (0.15)
 From net realized gain on
   investments and foreign
   currency transactions .......................       (0.72)        (0.76)        (0.52)        (1.20)        (0.84)        (1.27)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
    Total distributions declared to
      shareholders .............................   $   (0.72)    $   (0.76)    $   (0.55)    $   (1.25)    $   (0.92)    $   (1.42)
                                                   ---------     ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period ...............   $   12.97     $   12.15     $   10.87     $    8.48     $   10.70     $    8.39
                                                   =========     =========     =========     =========     =========     =========
Total return++ .................................       13.43%        19.35%        36.56%       (10.27)%       42.14%         8.21%
Ratios (to average net assets)/
  Supplemental data:
 Expenses ......................................        0.71%         0.67%         0.63%         0.53%         0.54%         0.58%
 Net investment income (loss) ..................       (0.19)%       (0.24)%        0.14%         0.55%         0.91%         1.27%
Portfolio turnover .............................          52%           16%           39%           44%           32%           75%
Net assets at end of period
  (000,000 omitted) ............................   $   1,132     $   1,070     $     950     $     749     $     907     $     735


--------------
# Per share data for the periods subsequent to November 30, 1992, are based on average shares outstanding.
++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

                                                                            Class B
                                                                            -------
                                                                    Year Ended November 30,
                                                                    -----------------------
                                                1997            1996           1995          1994          1993*
                                                ----            ----           ----          ----          -----
Per share data (for a share
  outstanding throughout each
  period):
  Net asset value -- beginning of period   $   13.12     $   12.26     $   10.35     $   12.93     $   12.91
                                           ---------     ---------     ---------     ---------     ---------
Income from investment operations# --
 Net investment loss ...................   $   (0.09)    $   (0.11)    $   (0.11)    $   (0.09)    $   (0.01)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions ..............        4.21          2.51          3.10         (0.50)         0.03
                                           ---------     ---------     ---------     ---------     ---------
  Total from investment operations .....   $    4.12     $    2.40     $    2.99     $   (0.59)    $    0.02
                                           ---------     ---------     ---------     ---------     ---------
Less distributions declared to
  shareholders from net realized gain
  on investments and foreign currency
  transactions .........................   $   (3.01)    $   (1.54)    $   (1.08)    $   (1.99)    $      --
                                           ---------     ---------     ---------     ---------     ---------
Net asset value -- end of period .......   $   14.23     $   13.12     $   12.26     $   10.35     $   12.93
                                           =========     =========     =========     =========     =========
Total return ...........................       41.77%        22.87%        32.09%        (5.82)%        0.70%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses## ...........................        1.50%         1.61%         1.63%         1.60%         1.49%+
  Net investment loss ..................       (0.74)%       (0.94)%       (0.98)%       (0.87)%       (0.99)%+
Portfolio turnover .....................          93%          107%           46%           56%           52%
Average commission rate### .............   $  0.0609     $  0.0611     $      --     $      --     $      --
Net assets at end of period
  (000,000 omitted) ....................   $      93     $      25     $      14     $       9     $       2


----------
+     Annualized.
* For the period from the inception of Class B shares, September 7, 1993, through November 30, 1993.
#     Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                                                                Class C
                                                                -------
                                                       Period Ended November 30,
                                                       -------------------------
                                                                1997**
                                                                ------
Per share data (for a share outstanding throughout
  the period):
Net asset value -- beginning of period ..............           $ 13.98
                                                                -------
Income from investment operations# --
  Net investment loss ...............................           $ (0.01)
  Net realized and unrealized gain on investments and
    foreign currency transactions ...................              0.26
                                                                -------
  Total from investment operations ..................           $  0.25
                                                                -------
Net asset value -- end of period ....................           $ 14.23
                                                                =======
Total return ........................................              1.79%++
Ratios (to average net assets)/Supplemental data:
 Expenses## .........................................              1.54%+
 Net investment loss ................................             (0.91)%+
Portfolio turnover ..................................                93%
Net assets at end of period (000 omitted) ...........           $   383
Average commission rate .............................           $0.0609


----------
+     Annualized.
++    Not annualized.
** For the period from the inception of Class C shares, November 3, 1997, through November 30, 1997.
#     Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

3.    THE FUND


The Fund is an open-end, diversified management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Fund is the successor to the business of Massachusetts Investors Growth Stock Fund, Inc. (the "Trust"), incorporated in Massachusetts in 1958 to continue the business of a Delaware corporation organized in 1932. All references in this Prospectus to the Fund's past activities are intended to include those of the Trust, unless the context indicates otherwise. Shares of the Fund are sold continuously to the public and the Fund uses the proceeds to buy securities (common stocks and other instruments) for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge or a CDSC, but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

     The Fund's Board of Trustees provides broad supervision over its affairs. The Adviser is responsible for the management of the Fund's assets and the officers of the Fund are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective. The selection of investments and the way they are managed depends on the conditions and trends in the economy and the financial marketplace. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value less any applicable CDSC.


4.    INVESTMENT OBJECTIVE AND POLICIES


Investment Objective -- The Fund's investment objective is to provide long-term growth of capital and future income rather than current income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective; the Fund's name does not imply any assurance that an investor's capital will increase.

Investment Policies -- The Fund's policy is to keep its assets invested, except for working cash balances, in the common stocks, or securities convertible into common stocks, of companies believed to possess better than average prospects for long-term growth. This policy is fundamental and may not be changed without a shareholder vote. Emphasis is placed on the selection of progressive, well-managed companies.

Since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, any dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments.


5.    CERTAIN SECURITIES AND INVESTMENT TECHNIQUES


Consistent with the Fund's investment objective and policies, the Fund may engage in the following securities transactions and investment techniques, many of which are described more fully in the SAI. See "Investment Objective, Policies and Restrictions" in the SAI.

Foreign Securities: The Fund may invest up to 50% (and generally expects to invest between 0% and 30%) of its total assets in foreign securities (not including American Depositary Receipts ("ADRs")). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities.

Emerging Market Securities: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or
(e) the issuer has 50% or more of its assets in that country.

American Depositary Receipts: The Fund may invest in ADRs, which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities, such as changes in exchange rates and more limited information about foreign issuers.

Repurchase Agreements: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.


Lending of Securities: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).


"When-Issued" Securities: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The Fund does not pay for such securities until received and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, the Fund will segregate liquid assets sufficient to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases.

Restricted Securities: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which represents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


Options on Securities: The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The Fund may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be "covered" as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant if the spread moves in a direction or to an extent which was not anticipated.

Options on Stock Indices: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

Options on Foreign Currencies: The Fund may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also be required or elect to receive delivery of the foreign currencies underlying Options on Foreign Currencies into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

Futures Contracts: The Fund may enter into stock index and foreign currency futures contracts (collectively, "Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in exchange rates or declines in the stock market, as well as for non-hedging purposes, to the extent permitted by applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss.

Options on Futures Contracts: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. The Fund may also purchase and write Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.


Forward Contracts: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, are considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may be required or elect to receive delivery of the foreign currencies underlying Forward Contracts into which it has entered. Under certain circumstances, such as where the Adviser believes that the appli-cable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

6.    ADDITIONAL RISK FACTORS


The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Objective, Policies and Restrictions" in the SAI.

Futures Contracts, Options, Options on Futures Contracts, Forward Contracts, and Options on Foreign Currencies: Although the Fund will enter into Futures Contracts, Options on Futures Contracts, Forward Contracts, Options on Foreign Currencies and other option transactions in part for hedging purposes, such transactions nevertheless involve risks. For example, a lack of correlation between the index or instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such investments for other than hedging purposes, to the extent permitted by applicable law, which involves greater risk and may result in losses. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The Fund may also be required or may elect to receive delivery of the foreign currencies underlying Forward Contracts, which may involve certain risks. Further, Forward Contracts and Options on Foreign Currencies entail particular risks related to conditions affecting the underlying currency. Over-the-counter transactions in options on securities, Options on Foreign Currencies and Forward Contracts also involve risks arising from the lack of an organized exchange trading environment. Transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts Options on Foreign Currencies and other options are subject to other risks as well.

Emerging Market Securities: In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economics. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economics of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

Portfolio Trading: While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that the security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss, subject to tax restrictions for qualification as a regulated investment company. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio transactions, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

                             ----------------------

The policies described above are not fundamental except for the one policy specifically noted as fundamental, and may be changed without shareholder approval. The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise.

Except with respect to the Fund's policy on borrowing and on investing in illiquid securities, the Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.    MANAGEMENT OF THE FUND


Investment Adviser -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated July 19, 1985 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Christian Felipe, a Senior Vice President of the Adviser, has been a portfolio manager of the Fund since May of 1995. Mr. Felipe has been employed as a portfolio manager by the Adviser since 1986. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.5% of the first $200 million of the Fund's average daily net assets, 0.4% of the next $300 million of the Fund's average daily net assets and 0.2% of its average daily assets in excess of $500 million, in each case on an annualized basis for the Fund's current fiscal year. For the fiscal year ended November 30, 1997, MFS received management fees under the Advisory Agreement of $4,290,313, equivalent on an annualized basis to 0.28% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of MFS were approximately $77.6 billion on behalf of over 2.9 million investor accounts as of February 28, 1998. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are John W. Ballen, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman, Chief Executive Officer, and President of MFS, Mr. Ballen is an Executive Vice President of MFS, and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS; Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

Mr. Shames, the Chairman, Chief Executive Officer, President and a Director of MFS, is a Trustee of the Fund. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., James O. Yost, Ellen Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Fund.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


Administrator -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


Shareholder Servicing Agent -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.    INFORMATION CONCERNING SHARES OF THE FUND

Purchases

Class A, Class B and Class C shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This prospectus offers Class A, Class B and Class C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below.

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

  Purchases Subject to Initial Sales Charge. Class A shares are offered at net asset value plus an initial sales charge as follows:



                                           Sales Charge* as Percentage of
                                           ------------------------------  Dealer Allowance
                                             Offering       Net Amount     as a Percentage
            Amount of Purchases                Price        Invested       of Offering Price
            -------------------                -----        --------       -----------------
Less than $50,000 .........................    5.75%          6.10%              5.00%
$50,000 but less than $100,000 ............    4.75           4.99               4.00
$100,000 but less than $250,000 ...........    4.00           4.17               3.20
$250,000 but less than $500,000............    2.95           3.04               2.25
$500,000 but less than $1,000,000 .........    2.20           2.25               1.70
$1,000,000 or more ........................    None**         None**        See Below**

----------
* Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**    A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

      Purchases Subject to a CDSC (but not an initial sales charge). In the following five circumstances, Class A shares of the Fund are offered at net asset value without an initial sales charge but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

      (i)   on investments of $1 million or more in Class A shares;

      (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either
            (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; the retirement plan will qualify under this category only if the plan or its sponsoring organization informs the Shareholder Servicing Agent prior to the purchase that the plan has a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. The Shareholder Servicing Agent has no obligation independently to determine whether such a plan qualifies under this category; and

      (v) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

 Commission Paid
      by MFD                    Cumulative Purchase
    to Dealers                  Amount
    ----------                  ------
1.00% ..................        On the first $2,000,000, plus
0.80% ..................        Over $2,000,000 to $3,000,000, plus
0.50% ..................        Over $3,000,000 to $50,000,000, plus
0.25% ..................        Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


      Waivers of Initial Sales Charge and CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

      (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

      (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Funds or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                Year of                      Contingent
               Redemption                  Deferred Sales
             After Purchase                    Charge
             --------------                    ------
        First .........................          4%
        Second ........................          4%
        Third .........................          3%
        Fourth ........................          3%
        Fifth .........................          2%
        Sixth .........................          1%
        Seventh and following .........          0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. In this event, the plan or its sponsoring organization should inform the Shareholder Servicing Agent that the plan is eligible to purchase Class A shares under this category; the Shareholder Servicing Agent has no obligation independently to determine whether such a plan qualifies under this category for the purchase of Class A shares.

      Waivers of CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.

  Conversion of Class B Shares. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

      Waivers of CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

      Minimum Investment. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


Subsequent Investment by Telephone: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      Right to Reject Purchase Orders/Market Timing. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


      Dealer Concessions. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell or arrange for the sale of shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

      Special Investment Programs. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

      Restrictions on Activities of National Banks. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                             ----------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


Exchanges
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale).


Exchanges Among MFS Funds (excluding exchanges from MFS money market funds): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

Exchanges From an MFS Money Market Fund: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

Exchanges Involving the MFS Fixed Fund: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

General: A shareholder should read the prospectus of the other MFS Fund and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

Redemptions and Repurchases
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.


Redemption by Mail: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

Redemption by Telephone: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designated to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

Repurchase Through a Dealer: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. If the dealer receives the shareholder's order prior to the close of regular trading on the Exchange and communicates it to MFD before the close of business on the same day, the shareholder will receive the net asset value calculated on that day, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld.


Contingent Deferred Sales Charge: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.


The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

General: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

      Signature Guarantee. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

      Reinstatement Privilege. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

      In-Kind Distributions. The Fund agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

      Involuntary Redemptions/Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


Distribution Plan

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

Features Common to Class of Shares: There are features of the Distribution Plan that are common to each class of shares, as described below.

      Service Fees. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

      Distribution Fees. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

      Other Common Features. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

Features Unique to Each Class of Shares: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

      Class A Shares. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans, of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


      Class B Shares. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.


Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).


      Class C Shares. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

Current Level of Distribution and Service Fees. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.32%, 1.00% and 1.00% per annum, respectively. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum.


Distributions

The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

Tax Status

In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any entity level federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain (as well as the rate category or categories under which such gain is taxable), the portion, if any, representing a return of capital (which is generally free of current taxes but which results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

Net Asset Value

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Values of equity securities in the Fund's portfolio are determined on the basis of their market values while values of other assets in the Fund's portfolio are determined on the basis of their fair values, as described in the SAI. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


Description of Shares, Voting Rights and Liabilities

The Fund has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Fund has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Fund does not intend to hold annual shareholder meetings. The Fund's Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.


The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Fund itself was unable to meet its obligations.


Performance Information

From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as Lipper Analytical Services Corporation and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which, if applicable, will give effect to the imposition of the CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.


Total rate of return reflects all components of investment return over a stated period of time. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1997, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

9.    SHAREHOLDER SERVICES


Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

Account and Confirmation Statements -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of all reportable dividends and distributions for that year (see "Tax Status").

Distribution Options -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:


--Dividends and capital gain distributions reinvested in additional shares; this option will be assigned if no other option is specified;


--Dividends in cash; capital gain distributions reinvested in additional shares;

--Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Investment and Withdrawal Programs -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


      Letter of Intent: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


      Right of Accumulation: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B, and Class C shares of all Funds of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund), reaches a discount level.

      Distribution Investment Program: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

      Systematic Withdrawal Plan: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of a SWP redemption of Class A shares which are subject to a CDSC.

Dollar Cost Averaging Programs--
      Automatic Investment Plan: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first day of the business month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

      Automatic Exchange Plan: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (and in the case of Class C shares, for shares of the MFS Money Market Fund), under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in a MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.


Tax-Deferred Retirement Plans -- Except as noted under "Purchases--Class C Shares" above, shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and certain other qualified pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.


                             ----------------------

The Fund's SAI, dated April 1, 1998, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, (ii) its Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions,
(iv) the Distribution Plan, (v) the method used to calculate total rate of return quotations of the Fund and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                   APPENDIX A


                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section
III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement with MFS Fund Distributors Inc. ("MFD").


I.    WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, are waived:


1.    Dividend Reinvestment

    --Shares acquired through dividend or capital gain reinvestment; and

    --Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

2.   Certain Acquisitions/Liquidations

    --Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3.   Affiliates of an MFS Fund/Certain Dealers. Shares acquired by:

    --Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

    --Trustees and retired trustees of any investment company for which MFD serves as distributor;

    --Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

    --Employees or registered representatives of dealers;

    --Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares; and

    --Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

4.    Involuntary Redemptions (CDSC waiver only)

    --Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. Retirement Plans (CDSC waiver only). Shares redeemed on account of distributions made under the following circumstances:

      Individual Retirement Accounts ("IRAs")
    --Death or disability of the IRA Owner.

    Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")
    --Death, disability or retirement of 401(a) or ESP Plan participant;
    --Loan from 401(a) or ESP Plan;
    --Financial hardship (as defined in Treasury Regulation Section
      1.401(k)-1(d)(2), as amended from time to time);
    --Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);
    --Tax-free return of excess 401(a) or ESP Plan contributions;
    --To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. (the "Shareholder Servicing Agent"); and
    --Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

    Section 403(b) Salary Reduction Only Plans ("SRO Plans")
    --Death or disability of SRO Plan participant.

6.    Certain Transfers of Registration (CDSC waiver only). Shares transferred:

    --To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

    --From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

 7. Loan Repayments

    --Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).

II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

 1. Wrap Account Investments and Fund "Supermarket" Investments

    --Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

 2. Investment by Insurance Company Separate Accounts

    --Shares acquired by insurance company separate accounts.

 3. Retirement Plans

    Administrative Services Arrangements

    --Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

    Reinvestment of Distributions from Qualified Retirement Plans

    --Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

    Shares redeemed on account of distributions made under the following circumstances:

    IRAs

    --Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

    --Tax-free returns of excess IRA contributions.

    401(a) Plans

    --Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

    --Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

    ESP Plans and SRO Plans


    --Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

 4. Purchases of at Least $5 Million (CDSC waiver only)

    --Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.

 5. Bank Trust Departments and Law Firms

    --Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

 1. Systematic Withdrawal Plan

    --Systematic Withdrawal Plan redemptions with respect to up to 10% per year
        (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.

 2. Death of Owner

    --Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

 3. Disability of Owner

    --Shares redeemed on account of the disability of the account owner if shares are held either
solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

 4. Retirement Plans. Shares redeemed on account of distributions made under the following circumstances:

    IRAs, 401(a) Plans, ESP Plans and SRO Plans

    --Distributions made on or after the IRA owner or the 401(a), ESP or SRO
        Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

    Salary Reduction Simplified Employee Pension Plans ("SAR-SEP Plans")

    --Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

    --Death or disability of a SAR-SEP Plan participant.

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000


Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend
Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

                                                      MIG-1-4/98/698M 13/213/313


MASSACHUSETTS                                             STATEMENT OF
INVESTORS                                                 ADDITIONAL INFORMATION
GROWTH STOCK FUND


(A member of the MFS Family of Funds[RegTM])                       APRIL 1, 1998
 --------------------------------------------------------------------------------

                                                                           Page
                                                                          -----
 1. Definitions ...................................................         2
 2. The Fund ......................................................         2
 3. Investment Objective, Policies and Restrictions ...............         2
 4. Management of the Fund ........................................        10
    Trustees ......................................................        10
    Officers ......................................................        10
    Trustee Compensation Table ....................................        11
    Investment Adviser ............................................        12
    Administrator .................................................        12
    Custodian .....................................................        12
    Shareholder Servicing Agent ...................................        13
    Distributor ...................................................        13
 5. Portfolio Transactions and Brokerage Commissions ..............        14
 6. Shareholder Services ..........................................        15
    Investment and Withdrawal Programs ............................        15
    Exchange Privilege ............................................        17
    Tax-Deferred Retirement Plans .................................        18
 7. Tax Status ....................................................        18
 8. Determination of Net Asset Value and Performance ..............        19
 9. Description of Shares, Voting Rights and Liabilities ..........        21
10. Distribution Plan .............................................        22
11. Independent Auditors and Financial Statements .................        23
    Appendix A ....................................................       A-1


MASSACHUSETTS INVESTORS GROWTH STOCK FUND
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1998. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

1. DEFINITIONS

"Fund" -- Massachusetts Investors Growth Stock Fund, a Massachusetts business trust.

"MFS" or the "Adviser" -- Massachusetts Financial Services Company, a Delaware corporation.

"MFD" -- MFS Fund Distributors, Inc., a Delaware corporation.

"Prospectus" -- The Prospectus of the Fund, dated April 1, 1998, as amended or supplemented from time to time.

2. THE FUND

The predecessor of the Fund -- Massachusetts Investors Growth Stock Fund, Inc. (the "Trust") -- was incorporated under the laws of Massachusetts in 1958 to continue the business of a Delaware corporation organized in 1932. The Fund was reorganized as a trust on July 29, 1985. All references in this SAI to the Fund's past activities are intended to include those of the Trust, unless the context indicates otherwise.

3. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective: The Fund's investment objective is to provide long-term growth of capital and future income rather than current income. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective; the Fund's name does not imply any assurance that an investor's capital will increase.

Investment Policies: The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.


Foreign Securities: As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


American Depositary Receipts: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

Repurchase Agreements: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange"), members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.


The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.


"When-Issued" Securities: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with policies promulgated by the Securities and Exchange Commission (the "SEC") policies concerning such purchases. Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and the Fund does intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


Securities Lending: The Fund may seek to increase its income by lending fixed income portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (or subsidiaries thereof) of the Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation based on investment of cash collateral, less a fee paid to the borrower, if the collateral is in the form of cash. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to lend securities, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


Options on Securities: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes.


A call option written by the Fund is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. A put option written by the Fund is covered if the Fund segregates liquid assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if liquid assets representing the difference is segregated by the Fund. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options also purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.


Options on Stock Indexes: The Fund may write (sell) covered call and put options on stock indexes and purchase call and put options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.

The Fund may cover call options on stock indexes by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration segregated by the Fund) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indexes by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. The Fund may cover put options on stock indexes by segregating liquid assets with a value equal to the exercise price, or else by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if liquid assets representing the difference is segregated by the Fund. Put and call options on stock indexes written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indexes will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indexes may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indexes when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indexes to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


Options on Foreign Currencies: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Futures Contracts: The Fund may enter into stock index and foreign currency futures contracts ("Futures Contracts"). A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency or the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures con-tracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, a Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired. The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

Options on Futures Contracts: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if liquid assets representing the difference is segregated by the Fund. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if liquid assets representing the difference is segregated by the Fund. Put and Call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. The Fund may also enter into Options on Futures Contracts for non-hedging purposes, to the extent permitted by applicable law.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodities Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Trust's assets. In addition, the

Fund must comply with the requirements of various state securities laws in connection with such transactions.

Forward Contracts: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, will be considered speculative.


The Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will segregate liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.


Risk Factors:


Imperfect Correlation of Hedging Instruments with the Fund's Portfolio -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities underlying a stock index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indexes and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.


The Fund will invest in a hedging instrument only if, in the judgment of its Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

It should also be noted that the Fund may purchase and sell options, Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes, to the extent permitted by applicable law, including for the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

Potential Lack of a Liquid Secondary Market -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolios, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund engages in the purchase or sale of Options, Futures Contracts, Options on Futures Contracts and Forward Contracts for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund enters into transactions on such instruments for non-hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

Trading and Position Limits -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

Risk of Options on Futures Contracts -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.


Additional Risks of Transactions Not Conducted on Exchanges -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.


Forward Contracts, and over-the-counter options on securities, are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.


Policies on the Use of Options and Futures: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the

CFTC require that the Fund enter into transactions in Futures Contracts, options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.


Investment Restrictions: The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund (or a class, as applicable) or (ii) 67% or more of its outstanding shares of the Fund (or a class, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Fund (or a class, as applicable) are represented at such meeting in person or by proxy):

The Fund may not:

    (1) borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, and subject to a 300% asset coverage requirement, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at cost. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) concentrate investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry;

    (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate, mineral leases, commodities or commodity contracts; (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts);

    (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities in accordance with its investment objectives and policies, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan;

    (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer, other than U.S. Government securities;

    (7) purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

    (8) invest for the purpose of exercising control or management;

    (9) purchase securities issued by any other registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;

   (10) purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

   (11) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

    (12) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (13) purchase or sell any put or call option or any combination thereof; provided, that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities or the writing, purchasing and selling of puts, calls or combinations thereof with respect to securities, indexes of securities, foreign currencies and Futures Contracts; or

    (14) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation.


As non-fundamental policies, the Fund will not (i) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Fund has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's total assets (taken at market value) would be so invested or (ii) invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

Except for Investment Restriction (1) and the non-fundamental policy on investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

4. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management, and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

Trustees


RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
   Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November
   1993)
   Address: Harvard Business School, Soldiers Field Road, Cambridge,
   Massachusetts


CHARLES W. SCHMIDT (born 3/18/28)
Private investor; OHM Corporation, Director; Mohawk Paper
   Company, Director
   Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive
Vice President and Secretary


JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, Chairman, Chief
  Executive Officer and President


ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive
Vice President and Chief Operating Officer (prior to
September 1992)
Address: 75 Scotch Pine Road, Weston, Massachusetts


DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director; Eastern Enterprises, Trustee
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts


Officers

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, Assistant
   Secretary and General Counsel

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59) Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
   1996), Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
   Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)


     ----------------------


* "Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $4,000 per year plus $150 per committee meeting and $180 for attendance at each meeting, plus certain out-of-pocket expenses, as incurred) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Scott and Shames. The Fund will accrue compensation expenses each year to cover current year's service and amortize past service cost.


Set forth below is certain information concerning cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.


                           Trustee Compensation Table

                                          Retirement                   Total
                                            Benefit                   Trustee
                                            Accrued     Estimated    Fees from
                               Trustee      as part     Credited     Fund and
                              Fees from     of Fund     Years of       Fund
                               Fund(1)    Expense(1)   Service(2)    Complex(3)
                             ----------- ------------ ------------ ------------
Richard B. Bailey ..........    $5,219      $1,540          8       $ 283,647
Peter G. Harwood ...........     5,479       1,134          5         121,105
J. Atwood Ives .............     5,219       1,609         17         108,720
Lawrence T. Perera .........     5,739       2,626         26         127,055
William Poorvu .............     5,479       2,807         25         121,105
Charles W. Schmidt .........     5,479       2,736         20         121,105
Arnold D. Scott ............         0           0        N/A               0
Jeffrey L. Shames ..........         0           0        N/A               0
Elaine R. Smith ............     5,799       1,642         27         132,035
David B. Stone .............     5,739       2,878         14         127,055


----------------------


(1)   For fiscal year ended November 30, 1997.
(2) Based on normal retirement age of 73. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1997. All Trustees receiving compensation served as Trustees of 27 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $29.0 billion) except Mr. Bailey, who served as Trustee of 69 funds within the MFS fund complex (having aggregate net assets at December 31, 1997, of approximately $47.8 billion).

          Estimated Annual Benefits Payable By Fund Upon Retirement(4)

                                 Years of Service
   Average           ----------------------------------------
   Trustee                                              10 or
    Fees               3          5           7          more
    ----               -          -           -          ----
  $4,697..........   $705      $1,174      $1,644      $2,349
   5,033 .........    755       1,258       1,762      $2,517
   5,370 .........    805       1,342       1,879      $2,685
   5,706 .........    856       1,427       1,997      $2,853
   6,043 .........    906       1,511       2,115      $3,021
   6,379 .........    957       1,595       2,233      $3,189

----------------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of February 28, 1998, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

As of February 28, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., for the sole benefit of its customers, 4800 Deer Lake Drive East, Jacksonville, FL, was the record of 12.05%, 9.27% and 27.60% of the Fund's Class A, Class B and Class C shares, respectively.

As of February 28, 1998, the Trustees of the MFS 401(k) Plan and the MFS Defined Contribution Plan, c/o Mark Leary, 500 Boylston Street, Boston, MA, and the Trustees of MFS 401(k) Plan, c/o Mark Leary, 500 Boylston Street, 19th Floor, Boston, MA, owned 38.95% and 61.05%, respectively, of the outstanding Class I shares of the Fund.


The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liabilities to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or by a reasonable determination based upon a review of readily available facts by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life.

The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated July 19, 1985 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at an annual rate equivalent to 0.5% of the first $200 million of the Fund's average daily net assets for the Fund's current fiscal year, 0.4% of the next $300 million of the Fund's average daily net assets for the Fund's current fiscal year and 0.2% of its average daily net assets for the Fund's current fiscal year in excess of $500 million, in each case on an annualized basis.

Under the Advisory Agreement, MFS received management fees of $4,290,313, $3,656,428 and $3,339,532 for the fiscal years ended November 30, 1997, 1996 and 1995, respectively.

The Advisory Agreement provides that the compensation of the Adviser will be reduced by an annual sum representing the Fund's share of the fair value of the use of office furniture, furnishings and equipment purchased over the years with funds furnished by the Fund and Massachusetts Investors Trust as part of shared expenses. The total annual use value of this property for the period ending November 30, 1997, has been determined pursuant to a formula devised by an independent appraiser to be $22,164, and the calculation for this determination has been approved by the Trustees who are not officers of the Adviser. This amount and amounts so determined and approved in subsequent years will be credited 24% to the Fund and 76% to Massachusetts Investors Trust, being the average of their proportionate contributions to shared expenses over the ten years ended December 31, 1968.

The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: advisory and administrative services fees; Trustee fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund's shares; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes and for the qualification of the Fund's shares for sale in the various states. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during its fiscal year ended November 30, 1997, see "Financial Statements -- Statement of Operations" in the Annual Report. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions."


MFS pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement further provides that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


Administrator


MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, MFS receives an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period March 1, 1997 through November 30, 1997, MFS received fees under the Administrative Services Agreement of $170,904.


Custodian

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safe-keeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund.

Shareholder Servicing Agent


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated August 1, 1985 (the "Agency Agreement"), with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of the shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.1125%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend disbursing agent functions for the Fund.


Distributor

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"), with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI as the predecessor in interest to MFD.

Class A shares: MFD acts as agent in selling shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class A shares of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" below). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons and in certain instances, as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD, on behalf of the Fund, retains approximately 3/4 of 1% of the public offering price. MFD pays commissions to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


Class B, Class C and Class I Shares: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).


General: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian bank for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the Fund's fiscal year ended November 30, 1997, MFD received sales charges of $158,426 and dealers received sales charges of $1,026,350 (as their concession on gross sales charges of $1,184,776) for selling Class A shares of the Fund; the Fund received $75,932,355 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended November 30, 1996, MFD received sales charges of $46,476 and dealers received sales charges of $325,281 (as their concession on gross sales charges of $371,757) for selling Class A shares of the Fund; the Fund received $37,801,871 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended November 30, 1995, MFD received sales charges of $36,131 and dealers received sales charges of $225,697 (as their concession on gross sales charges of $261,828) for selling Class A shares of Fund; the Fund received $22,438,010 representing the aggregate net asset value of such shares.

During the Fund's fiscal year ended November 30, 1997, the CDSC imposed on redemption of Class A, Class B and Class C shares was $15,331 and $41,203 and $0, respectively. During the Fund's fiscal year ended November 30, 1996, the CDSC imposed on redemption of Class A and Class B shares was $457 and $31,599, respectively. During the Fund's fiscal year ended November 30, 1995, the CDSC imposed upon redemption of Class A and Class B shares was $1,335 and $19,739, respectively.

The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by the Fund's portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services and the general level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees of the Fund (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $54,160 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin and Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions or for such portfolio transactions and research by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For the fiscal year ended November 30, 1997, the Fund paid total brokerage commissions of $2,427,760 on total transactions (other than short-term obligations and U.S. Government securities) of $1,843,384,780. For the fiscal year ended November 30, 1996, the Fund paid total brokerage commissions of $2,285,418 on total transactions (other than short-term obligations and U.S. Government Securities) of $1,549,738,988. For the fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $1,180,285 on total transactions (other than short-term obligations and U.S. Government Securities) of $724,416,054.

For the fical year ended November 30, 1997, the Fund acquired and owned securities issued by Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley & Co., Inc., General Electric and General Electric Capital Corp., regular broker-dealers (or affiliates thereof) of the Fund, in the amounts of $10,879,062, $6,789,063, $9,956,250 and $3,215,000, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

6. SHAREHOLDER SERVICES

Investment and Withdrawal Programs -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


Letter of Intent: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Income Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application, or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13-months (or 36-months, in the case of purchases of $1 million or more), plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


Right of Accumulation: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds or MFS Fixed Income Fund (a bank collective investment fund)reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing

Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.


Subsequent Investment by Telephone: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

Distribution Investment Program: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and not subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


Systematic Withdrawal Plan: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


Invest by Mail: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

Group Purchases: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and
(4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

Automatic Exchange Plan: Shareholders having account balances of at least $5,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder provided such shares are available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.


Reinstatement Privilege -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 90-day period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


Exchange Privilege -- Subject to the requirements set forth below, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent. Each Exchange Request must be in proper form (i.e., if in writing--signed by the record owner(s) exactly as the shares are registered; if by telephone--proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's exchange instruction to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A share-holder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders in the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


Tax-Deferred Retirement Plans -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through investment dealers, plans and/or custody agreements, the following:

Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);


Simplified Employee Pension (SEP-IRA) Plans;

Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

7. TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state and local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain realized by an individual, estate or trust may be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts, and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

8. DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

Net Asset Value


The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed: New Year's Day, Martin Luther King, Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Fund's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Performance Information


Total Rate of Return: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced with respect to Class B shares by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 5.75% for Class A shares) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which initially has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge that the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B share). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."


Performance Results: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, and cover the period from January 1, 1988 through December 31, 1997. It has been assumed that dividends and capital gain distributions were reinvested in additional shares. These performance results, as well as any total rate of return quotations provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value of shares and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

General: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon
K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.


From time to time the Fund may use charts and graphs to illustrate the past performance of various indexes such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); and issues regarding financial and health care management for elderly family members; and other or similar related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS Firsts: MFS has a long history of innovations.

-- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

-- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

-- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

-- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act")

-- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

-- 1976 -- MFS[RegTM] Municipal Bond Fund is among the first municipal bond funds established.

-- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

-- 1981 -- MFS[RegTM] World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

-- 1984 -- MFS[RegTM] Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

-- 1986 -- MFS[RegTM] Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

-- 1986 -- MFS[RegTM] Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

-- 1987 -- MFS[RegTM] Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

-- 1989 -- MFS[RegTM] Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

-- 1990 -- MFS[RegTM] World Total Return Fund is the first global balanced fund.

-- 1993 -- MFS[RegTM] World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.


-- 1993 -- MFS becomes money manager of MFS[RegTM] Union Standard[RegTM] Equity
   Fund, the first fund to invest in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the Fund, Class A shares, Class B shares, Class C shares and Class I shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue a number of series and additional classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Fund. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of the Fund's outstanding shares (as defined in "Investment Restrictions"). The Fund may be terminated (i) upon the merger or consolidation of the Fund with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the Fund's outstanding shares, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient, or (ii) upon liquidation and distribution of the assets of the Fund, if approved by the vote of the holders of two-thirds of the outstanding shares of the Fund, or (iii) by the Trustees by written notice to its shareholders. If not so terminated the Fund will continue indefinitely.

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

10. DISTRIBUTION PLAN


The Trustees have adopted a Distribution Plan for its Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

Service Fees: With respect to Class A Shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B Shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

Distribution Fees: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

Distribution and Service Fees Paid During the Fund's Last Fiscal Year: During the fiscal year ended November 30, 1997, the Fund paid the following Distribution Plan expenses:

                                Amount of        Amount of         Amount of
                              Distribution      Distribution     Distribution
                               and Service      and Service       and Service
                                Fees Paid      Fees Retained     Fees Received
     Classes of Shares           By Fund           By MFD         By Dealers
     -----------------           -------           ------         ----------
  Class A Shares .........   $3,287,760       $897,359          $2,390,401
  Class B Shares .........   $  490,354       $375,874          $  114,480
  Class C Shares .........   $      149       $      0          $      149

General: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in any of the Distribution Plan or in any related agreement.


11. INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at November 30, 1997, the Statement of Assets and Liabilities at November 30, 1997, the Statement of Operations for the year ended November 30, 1997, the Statement of Changes in Net Assets for each of the years in the two year period ended November 30, 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                     APPENDIX A

                       PERFORMANCE RESULTS AND QUOTATIONS

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

Performance Results


                                 Class A Shares

                                   Value of           Value of        Value of
                               Initial $10,000      Capital Gain     Reinvested      Total
         Year Ended               Investment       Distributions      Dividends      Value
         ----------               ----------       -------------      ---------      -----
December 31, 1988 .........        $ 8,754            $   939          $  120       $ 9,813
December 31, 1989 .........         10,441              2,620             257        13,318
December 31, 1990 .........          9,316              3,074             297        12,687
December 31, 1991 .........         12,888              5,442             412        18,742
December 31, 1992 .........         12,910              6,627             412        19,949
December 31, 1993 .........         12,568              9,866             401        22,835
December 31, 1994 .........         10,529             10,434             335        21,298
December 31, 1995 .........         11,719             14,134           1,482        27,335
December 31, 1996 .........         11,003             19,606           2,969        33,578
December 31, 1997 .........         13,693             29,761           6,293        49,747


Explanatory Notes:

The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.

Performance Quotations


All performance quotations are as of November 30, 1997.


Average Annual Total Returns


                                                    1 Year        5 Year       10 Year
                                                    ------        ------       -------
Class A shares with sales charge .............     34.70%        19.04%        18.34%
Class A shares without sales charge ..........     42.91%        20.45%        19.05%
Class B shares with CDSC .....................     37.77%        19.44%(1)     18.64%(1)
Class B shares without CDSC ..................     41.77%        19.63%(1)     18.64%(1)
Class C shares with CDSC .....................     37.53%(2)     19.51%(2)     18.68%(2)
Class C shares without CDSC ..................     38.53%(2)     19.70%(2)     18.68%(2)
Class I shares ...............................     43.21%(3)     20.50%(3)     19.07%(3)


--------------------


(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception date of Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B share performance has been adjusted to reflect that Class B shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g. Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the inception of offering of Class C shares on November 3, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class C shares performance has been adjusted to reflect that Class C shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606


Mailing Address
P.O. Box 2281, Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


Massachusetts
Investors Growth
Stock Fund(SM)


500 Boylston Street
Boston, MA 02116

[MFS LOGO](SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



                                                      MIG-13-4/98.5M  13/213/313

                                     PART C

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements Included in Part A:
                     For the ten years ended November 30, 1997:
                        Financial Highlights

                  Financial Statements Included in Part B:
                     At November 30, 1997:
                            Portfolio of Investments*
                            Statement of Assets and Liabilities*

                     For the two years ended November 30, 1997:
                            Statement of Changes in Net Assets*

                      For the year ended November 30, 1997:
                            Statement of Operations*

---------------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated November 30, 1997, filed with the SEC via EDGAR on January 22, 1998.


            (b)   Exhibits

                   1 (a) Amended & Restated Declaration of Trust, dated January 19, 1995. (1)

                     (b) Amendment to Declaration of Trust, dated June 20, 1996. (7)

                     (c) Amendment to Declaration of Trust, dated December 19, 1996. (10).


                     (d) Amendment to Declaration of Trust, dated October 29, 1997. (13)


                   2      Amended & Restated By-Laws, dated December 21,
                          1994. (1)

                   3      Not Applicable.

                   4      Form of Share Certificate for Classes of Shares. (6)

                   5      Investment Advisory Agreement, dated July 19,
                          1985. (5)

                   6 (a)  Distribution Agreement dated January 1, 1995. (1)

                     (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended April 11, 1997. (11)

                   7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)

                   8 (a) Custodian Agreement between the Trust and State Street Bank and Trust Company, dated May 24, 1988. (5)

                     (b) Amendment No. 1 to Custodian Agreement, dated May 24, 1988. (5)

                     (c) Amendment No. 2 to Custodian Agreement, dated September 20, 1989. (5)

                     (d) Amendment No. 3 to Custodian Agreement, dated October 1, 1989. (5)

                     (e) Amendment No. 4 to Custodian Agreement, dated December 28, 1990. (5)

                     (f) Amendment No. 5 to Custodian Agreement, dated September 17, 1991. (5)

                   9 (a) Shareholder Servicing Agent Agreement, dated August 1, 1985. (5)


                     (b) Amendment to Shareholder Servicing Agreement, dated January 1, 1998 to amend fee schedule; filed herewith.

                     (c)  Exchange Privilege Agreement, dated July 30, 1997.
                          (13)


                     (d) Loan Agreement by and among the Banks named herein, the MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (3)

                     (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 By and Among the

                          Banks named therein and The First National Bank of Boston. (12)

                     (f)  Dividend Disbursing Agency Agreement, dated
                              February 1, 1986. (2)


                     (g) Master Administrative Services Agreement dated March 1, 1997, as amended; filed herewith.

                  10      Consent and Opinion of Counsel, dated October 29,
                          1997.  (13)


                  11      Consent of Deloitte & Touche LLP; filed herewith.

                  12      Not Applicable.

                  13      Not Applicable.

                  14 (a) Forms for Individual Retirement Account Disclosure Statement as currently in effect. (4)

                     (b) Forms for MFS 403(b) Custodial Account Agreement as currently in effect. (4)

                     (c) Forms for MFS Prototype Paired Defined Contribution Plans and Trust Agreement as currently in effect. (4)


                     (d) Forms for Roth Individual Account Retirement Disclosure Statement and Trust Agreement. (14)


                  15 (a) Master Distribution Plan pursuant to 12b-1 under the Investment Company Act of 1940, effective January 1, 1997. (9)


                     (b) Exhibits as revised February 18, 1998 to Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in
                          Exhibit 15(a) above; filed herewith.


                  16 Schedule for Computation of Performance Quotations - Average Annual Total Rate. (1)

                  17 Financial Data Schedules on behalf of Massachusetts Investors Growth Stock Fund; filed herewith.

                  18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (6)

                          Power of Attorney, dated September 21, 1994. (1)

                          Power of Attorney, dated February 19, 1998; filed herewith.

-----------------------------
(1) Incorporated by reference to the Registrant's Post--Effective Amendment No. 59 filed with the SEC via EDGAR on March 30, 1995.
(2)  Incorporated by reference to MFS Municipal Series Trust (File Nos.
     2-92915 and 81-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(3)  Incorporated by ref erence to Amendment No. 8 on Form N-2 for MFS
     Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
(4) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
(5) Incorporated by reference to Post-Effective Amendment No. 60 filed with the SEC via EDGAR on October 26, 1995.
(6) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
(7) Incorporated by reference to the Registrant's Post-Effective Amendment No. 62 filed with the SEC via EDGAR on August 29, 1996.
(8)  Incorporated by reference to MFS/Sun Life Series Trust  (File Nos.
     2-83616 and 811-3732) Post-Effective Amendment No. 19, filed with the SEC via EDGAR on March 18, 1997.
(9) Incorporated by reference to MFS Series Trust IV (File Nos. 2-54607 and 811-2594) Post-Effective Amendment No. 30, filed with the SEC via EDGAR on December 27, 1996.
(10) Incorporated by reference to the Registrant's Post-Effective Amendment No. 63 filed with the SEC via EDGAR on March 27, 1997.
(11) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.
(12) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(13) Incorporated by reference to the Registrant Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.
(14) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 14 filed with the SEC via EDGAR on February 26, 1998.


Item 25.    Persons Controlled by or under Common Control with Registrant

            Not applicable.

Item 26.    Number of Holders of Securities

                     (1)                                          (2)
                Title of Class                         Number of Record Holders


            Class A Shares of Beneficial Interest              43,580
                (without par value)                   (as of February 28, 1998)

            Class B Shares of Beneficial Interest              15,175
                (without par value)                   (as of February 28, 1998)

            Class C Shares of Beneficial Interest                 687
                (without par value)                   (as of February 28, 1998)

            Class I Shares of Beneficial Interest                   3
                (without par value)                   (as of February 28, 1998)


 Item 27.   Indemnification

            Reference is hereby made to (a) Section VI of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 68, filed with the SEC on April 28, 1995 and (b)
 Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 69, filed with the SEC via EDGAR on October 13, 1995.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.    Business and Other Connections of Investment Adviser


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund (the Vertex Funds are expected to be declared effective April 28, 1998)), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has twelve series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S.

High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Meridian Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

            MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman, Chief Executive Officer and President, Mr. Scott is a Senior Executive Vice President and Secretary, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas
J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            Massachusetts Investors Trust
            Massachusetts Investors Growth Stock Fund
            MFS Growth Opportunities Fund
            MFS Government Securities Fund
            MFS Series Trust I
            MFS Series Trust V
            MFS Series Trust VI
            MFS Series Trust X
            MFS Government Limited Maturity Fund

            Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS Series Trust II

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Government Markets Income Trust
            MFS Intermediate Income Trust

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust III

            James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust IV
            MFS Series Trust IX

            Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust VII

            Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Series Trust VIII

            Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John
D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Municipal Series Trust

            Robert A. Dennis is Vice President, David B. Smith and Geoffrey L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Variable Insurance Trust
            MFS Series Trust XI
            MFS Institutional Trust

            Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Municipal Income Trust

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Multimarket Income Trust
            MFS Charter Income Trust

            Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Special Value Trust

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS/Sun Life Series Trust

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            Money Market Variable Account
            High Yield Variable Account
            Capital Appreciation Variable Account
            Government Securities Variable Account
            Total Return Variable Account
            World Governments Variable Account
            Managed Sectors Variable Account

            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

            Vertex

            Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            MIL

            Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

            MFSI - Australia

            Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MFS Holdings - Australia

            Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MIL Funds

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS Meridian Funds

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary,

W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

            MFD

            Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            MFSC

            Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSI

            Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John
A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

            RSI

            Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            Donald A. Stewart          President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West,
                                        Toronto, Ontario, Canada (Mr. Stewart
                                        is also an officer and/or Director of
                                        various subsidiaries and affiliates
                                        of Sun Life)

            John D. McNeil             Chairman, Sun Life Assurance Company
                                        of Canada, Sun Life Centre, 150 King
                                        Street West, Toronto, Ontario, Canada
                                        (Mr. McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

            Joseph W. Dello Russo      Director of Mutual Fund Operations,
                                        The Boston Company, Exchange Place,
                                        Boston, Massachusetts (until August,
                                        1994)


Item 29.    Distributors

            (a) Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c) Not applicable.

Item 30.    Location of Accounts and Records

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                   NAME                                 ADDRESS
                   ----                                 -------

            Massachusetts Financial Services      500 Boylston Street
              Company (investment adviser)        Boston, MA 02116

            MFS Funds Distributors, Inc.          500 Boylston Street
              (principal underwriter)             Boston, MA 02116

            State Street Bank and Trust Company   State Street South
              (custodian)                         5 - West
                                                  North Quincy, MA 02171

            MFS Service Center, Inc.              500 Boylston Street
              (transfer agent)                    Boston, MA 02116

Item 31.    Management Services

            Not Applicable.

Item 32.    Undertakings

            (a)  Not applicable.

            (b) Not applicable.

            (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of March, 1998.

                                          MASSACHUSETTS INVESTORS
                                            GROWTH STOCK FUND

                                          By:    JAMES R. BORDEWICK, JR.
                                          Name:  James R. Bordewick, Jr.
                                          Title: Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 24, 1998.

         SIGNATURE                             TITLE
         ---------                             -----

STEPHEN E. CAVAN*                         Principal Executive Officer
------------------------------
Stephen E. Cavan


W. THOMAS LONDON*                         Treasurer (Principal Financial Officer
------------------------------             and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                        Trustee
------------------------------
Richard B. Bailey


PETER G. HARWOOD*                         Trustee
------------------------------
Peter G. Harwood


J. ATWOOD IVES*                           Trustee
------------------------------
J. Atwood Ives


LAWRENCE T. PERERA*                       Trustee
------------------------------
Lawrence T. Perera

WILLIAM J. POORVU*                        Trustee
------------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                       Trustee
------------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                          Trustee
------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                        Trustee
------------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                          Trustee
------------------------------
Elaine R. Smith


DAVID B. STONE*                           Trustee
------------------------------
David B. Stone

                                          *By:   JAMES R. BORDEWICK, JR.
                                          Name:  James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr. on
                                          behalf of those indicated pursuant to
                                          (1) a Power of Attorney dated
                                          September 21, 1994, incorporated by
                                          reference to the Registrant's
                                          Post-Effective Amendment No. 59 filed
                                          via EDGAR with the Securities and
                                          Exchange Commission on March 30, 1995,
                                          and (ii) a Power of Attorney, dated
                                          February 19, 1998, filed herewith.

                                POWER OF ATTORNEY
                                -----------------

                    Massachusetts Investors Growth Stock Fund

      The undersigned officer of Massachusetts Investors Growth Stock Fund (the "Registrant") hereby severally constitutes and appoints Jeffrey L. Shames, Arnold D. Scott, W. Thomas London, and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for the undersigned, in the name of, and in the capacity indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

      In WITNESS WHEREOF, the undersigned has hereunto set his hand on this 19th day of February, 1998.

      Signature                           Title
      ---------                           -----


      STEPHEN E. CAVAN              Principal Executive Officer
      -----------------------
      Stephen E. Cavan

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT NO.               DESCRIPTION OF EXHIBIT                       PAGE NO.
-----------               ----------------------                       --------

    9    (b)          Amendment to Shareholder Servicing Agreement,
                       dated January 1, 1998 to amend fee schedule.

         (g)          Master Administrative Services Agreement dated
                       March 1, 1997, as amended.

   11                 Consent of Deloitte & Touche LLP.

   15    (b)          Exhibits as revised February 18, 1998 to Master
                       Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 15(a).

   17                 Financial Data Schedules on behalf of
                       Massachusetts Investors Growth Stock Fund;
                       filed herewith.

                      Power of Attorney, dated February 19, 1998.